Vanguard Explorer™ Fund

Summary Prospectus

February 27, 2024

Investor Shares & Admiral™ Shares

Vanguard Explorer Fund Investor Shares (VEXPX)

Vanguard Explorer Fund Admiral Shares (VEXRX)

The Fund's statutory Prospectus and Statement of Additional Information dated February 27, 2024, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund online at www.vanguard.com/prospectus and https://personal.vanguard.com/us/literature/reports/MFs. You can also obtain this information at no cost by calling 800-662-7447 or by sending an email request to online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy, hold, and sell Investor Shares or Admiral Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees

(Fees paid directly from your investment)

	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None

Purchase Fee	None	None

Sales Charge (Load) Imposed on Reinvested
Dividends	None	None

Redemption Fee	None	None

Account Service Fee Per Year
(for certain fund account balances below $5,000,000)	$25	$25

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares	Admiral Shares
Management Fees	0.44%	0.34%

12b-1 Distribution Fee	None	None

Other Expenses	0.01%	0.00%

Total Annual Fund Operating Expenses	0.45%	0.34%

Examples

The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund's shares. These examples assume that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$46	$144	$252	$567

Admiral Shares	$35	$109	$191	$431

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 40% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests mainly in the stocks of small and mid-size companies, choosing stocks considered by the Fund's advisors to have superior growth potential. These companies often provide little or no dividend income. The Fund uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Fund.

Principal Risks

An investment in the Fund could lose money over short or long periods of time. You should expect the Fund's share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund's performance:

•Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

•Investment style risk, which is the chance that returns from small- and mid- capitalization growth stocks will trail returns from the overall stock market.

Historically, small- and mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently. The stock prices of small and mid-size companies tend to experience greater volatility because, among other things, these companies tend to be more sensitive to changing economic conditions.

•Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. In addition, significant investments in the industrials, health care, and information technology sectors subject the Fund to proportionately higher exposure to the risks of these sectors.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index and another comparative index, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Explorer Fund Investor Shares

2014		2015	2016	2017	2018	2019	2020	2021	2022	2023
60%						31.26	31.33

40%				22.95						19.77
20%	3.91		12.33					16.26

0%

					–2.50
-20%		–4.34
									–23.26
-40%

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:

	Total Return			Quarter
Highest	32.76%		June 30, 2020

Lowest	-26.74%		March 31, 2020

Average Annual Total Returns for Periods Ended December 31, 2023
		1 Year	5 Years	10 Years

Vanguard Explorer Fund Investor Shares

Return Before Taxes		19.77%	13.00%	9.44%

Return After Taxes on Distributions		19.53	11.17	7.19

Return After Taxes on Distributions and Sale of Fund Shares		11.85	10.17	6.99

Vanguard Explorer Fund Admiral Shares

Return Before Taxes		19.90%	13.12%	9.58%

Russell 2500 Growth Index
(reflects no deduction for fees, expenses, or taxes)		18.93%	11.43%	8.78%

Dow Jones U.S. Total Stock Market Float Adjusted Index
(reflects no deduction for fees, expenses, or taxes)		26.06	15.05	11.40

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisors

ArrowMark Colorado Holdings, LLC (ArrowMark Partners) ClearBridge Investments, LLC (ClearBridge)

Stephens Investment Management Group, LLC (SIMG) Wellington Management Company LLP (Wellington Management) The Vanguard Group, Inc. (Vanguard)

Portfolio Managers

Chad Meade, Partner and Portfolio Manager of ArrowMark Partners. He has co-managed a portion of the Fund since 2014.

Brian Schaub, CFA, Partner and Portfolio Manager of ArrowMark Partners. He has co-managed a portion of the Fund since 2014.

Brian Angerame, Portfolio Manager at ClearBridge. He has co-managed a portion of the Fund since 2017.

Aram Green, Portfolio Manager at ClearBridge. He has co-managed a portion of the Fund since 2017.

Matthew Lilling, CFA, Portfolio Manager at ClearBridge. He has co-managed a portion of the Fund since 2020.

Jeffrey Bailin, CFA, Portfolio Manager at ClearBridge. He has co-managed a portion of the Fund since 2023.

Ryan E. Crane, CFA, Chief Investment Officer of SIMG. He has managed a portion of the Fund since 2013.

Daniel J. Fitzpatrick, CFA, Senior Managing Director and Equity Portfolio Manager at Wellington Management. He has managed a portion of the Fund since 2014.

Cesar Orosco, CFA, Ph.D., Head of Alpha Equity Investments at Vanguard. He has managed a portion of the Fund since 2021.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website

(vanguard.com), by mail (The Vanguard Group, P.O. Box 982901, El Paso, TX 79998-2901), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Investor Shares or Admiral Shares is $3,000 or $50,000, respectively. The minimum investment amount required to add to an existing Fund account is generally $1. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisors do not pay financial intermediaries for sales of Fund shares.

CFA® is a registered trademark owned by CFA Institute.

Vanguard Explorer Fund Investor Shares—Fund Number 24

Vanguard Explorer Fund Admiral Shares—Fund Number 5024

To request additional information about the Fund, please visit vanguard.com or contact us at 800-662-7447.

©2024 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

SP 24 022024